Segment information (Tables)	6 Months Ended
Jun. 30, 2026
Segment information
Schedule of operating segment information

In millions of €	Europe & ANZ		Americas		AMEA(a)		Total
	H1 2026	H1 2025	H1 2026	H1 2025	H1 2026	H1 2025	H1 2026	H1 2025
Revenue (b)	1,961	1,861	1,463	1,479	1,267	1,163	4,691	4,503
Operating Profit (b)	230	226	142	126	214	217	587	569
Adjusting items (c)	56	27	46	44	27	26	129	97
Adjusted EBIT	286	253	188	170	241	243	716	666
Adjusted EBIT %	14.6%	13.6%	12.9%	11.5%	19.0%	20.9%	15.3%	14.8%
Depreciation and amortisation	61	67	45	59	57	61	164	187
Adjusted EBITDA	347	320	233	229	298	304	880	853
Adjusted EBITDA %	17.7%	17.2%	16.0%	15.5%	23.5%	26.2%	18.7%	19.0%

(a) In the Condensed combined carve-out financial statements for H1 2025 this was referred to as Rest of World.

(b) In H1 2025, Revenue and operating profit included royalties of €9 million primarily from Unilever’s ice cream business in India. In H1 2026, due to the acquisition of India no material royalties were recognised (H1 2026: €0.9 million).

(c) Adjusting items include acquisition and disposal related costs of €110 million (H1 2025: €121m) and restructuring costs of €19 million (H1 2025: credit of €26 million). In the first half of 2025, a net release of €43 million was recognised in relation to restructuring provisions, partly offset by €17 million of charges for supply chain projects and other corporate initiatives. The release was mainly driven by higher redeployment of employees who had been expected to exit as at FY 2024. Adjusting items are classified separately due to their nature and/or frequency of occurrence. Net monetary gain/loss arising from hyperinflationary economies is also an adjusting item due to its nature and size, however, it is not included in operating profit therefore not included within adjusting items above.